UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 1, 2009
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-7626 (Commission File Number)	39-0561070 (IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On April 1, 2009, Sensient Technologies Corporation announced that it had repaid in accordance with their terms all of its outstanding senior notes maturing on that date. The payment was made with loans drawn under Sensient’s previously announced Credit Agreement dated October 7, 2008. A copy of the press release describing these transactions is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
The following exhibits are furnished with this Report on Form 8-K:

Exhibit 99.1:	Sensient Technologies Corporation Press Release dated April 1, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
	By:	/s/ John L. Hammond
	Name:	John L. Hammond
Date: April 1, 2009	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit 99.1	Sensient Technologies Corporation Press Release dated April 1, 2009